Exhibit 10.3

EXECUTION VERSION
US PLEDGE AGREEMENT
US PLEDGE AGREEMENT, dated as of October 13, 2010 (this “Agreement”), among CAREY INTERMEDIATE HOLDINGS CORP., a Delaware corporation (“Holdings”), ASSOCIATED MATERIALS, LLC, a Delaware limited liability company ( the “Company”), and each of the subsidiaries of the Company listed on Schedule 1 hereto (each such subsidiary, individually, a “US Subsidiary Pledgor” and, collectively, the “US Subsidiary Pledgors”; and, together with Holdings and the Company, collectively, the “US Pledgors”), and UBS AG, STAMFORD BRANCH, as US collateral agent for the Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the “US Collateral Agent”).
W I T N E S S E T H:
WHEREAS, (1) Holdings and the Borrowers have entered into a Revolving Credit Agreement, dated as of October 13, 2010 (the “Credit Agreement”), with the banks, financial institutions and other institutional lenders and investors from time to time parties thereto (each individually a “Lender” and collectively, the “Lenders”), UBS AG, STAMFORD BRANCH, as US Administrative Agent, US Collateral Agent, and a Letter of Credit Issuer, UBS AG, CANADA BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent, WELLS FARGO CAPITAL FINANCE, LLC, as Co-Collateral Agent and a Letter of Credit Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as a Letter of Credit Issuer, DEUTSCHE BANK AG CANADA BRANCH, as a Letter of Credit Issuer and UBS LOAN FINANCE LLC, as Swingline Lender, pursuant to which the Lenders have severally agreed to make loans to the Borrowers and the Letter of Credit Issuers have agreed to issue letters of credit for the account of the Borrowers upon the terms and subject to the conditions set forth therein, (2) one or more Cash Management Banks may from time to time provide Cash Management Services pursuant to Secured Cash Management Agreements to any Credit Party and (3) one or more Hedge Banks may from time to time enter into Secured Hedging Agreements with any Credit Party (clauses (1), (2) and (3) collectively, the “Extensions of Credit”);
WHEREAS, pursuant to the US Guarantee, dated as of October 13, 2010 (the “US Guarantee”), each of the US Pledgors (other than the US Borrowers in respect of their own obligations) have agreed to guarantee to the US Collateral Agent, for the benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations;
WHEREAS, pursuant to the Canadian Guarantee, dated as of October 13, 2010 (the “Canadian Guarantee”), each of the Canadian Borrowers (other than in respect of their own obligations) and their subsidiaries party thereto have agreed to guarantee to the Canadian Collateral Agent, for the benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Canadian Obligations;
WHEREAS, each US Subsidiary Pledgor is a Domestic Subsidiary of the Company or other US Subsidiary Pledgor;

WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Company to make valuable transfers to Holdings and the Subsidiary US Pledgors in connection with the operation of their respective businesses;
WHEREAS, each US Pledgor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit and have agreed to secure their obligations with respect thereto pursuant to this Agreement;
WHEREAS, it is a condition precedent to the obligations of the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrowers under the Credit Agreement that the US Pledgors shall have executed and delivered this Agreement to the US Collateral Agent for the benefit of the Secured Parties; and
WHEREAS, (1) the US Pledgors are the legal and beneficial owners of the Capital Stock described in Schedule 2 and issued by the entities named therein (such Capital Stock, together with all other Capital Stock required to be pledged pursuant to Section 9.11(a) of the Credit Agreement (the “After-acquired Shares”), are referred to collectively herein as the “Pledged Shares”), and (2) each of the US Pledgors is the legal and beneficial owner of the promissory notes, chattel paper and instruments evidencing Indebtedness owed to it described in Schedule 2 and issued by the entities named therein (such notes and instruments, together with any other Indebtedness owed to any US Pledgor hereafter and required to be pledged pursuant to Section 9.11(a) of the Credit Agreement (the “After-acquired Debt”), are referred to collectively herein as the “Pledged Debt”), in each case as such schedule may be amended pursuant to Section 9.11(a) of the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and to induce the Agents, the Lenders and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrowers under the Credit Agreement, to induce one or more Cash Management Banks to provide Cash Management Services pursuant to Secured Cash Management Agreements to any Credit Party and to induce one or more Hedge Banks to enter into Secured Hedging Agreements with each Credit Party, the US Pledgors hereby agree with the US Collateral Agent, for the benefit of the Secured Parties, as follows:
1. Defined Terms.
(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein (including terms used in the preamble and the recitals) shall have the meanings given to them in the Credit Agreement and all terms defined in the Uniform Commercial Code from time to time in effect in the State of New York (the “NY UCC”) and not defined herein or in the Credit Agreement shall have the meanings specified therein (and if defined in more than one article of the NY UCC, shall have the meaning specified in Article 9 thereof).
(b) The rules of construction and other interpretive provisions specified in Sections 1.2, 1.5, 1.6 and 1.7 of the Credit Agreement shall apply to this Agreement, including terms defined in the preamble and recitals hereto.

(c) The following terms shall have the following meanings:
“After-acquired Debt” shall have the meaning assigned to such term in the recitals hereto.
“After-acquired Shares” shall have the meaning assigned to such term in the recitals hereto.
“Agreement” shall have the meaning assigned to such term in the preamble hereto.
“Canadian Guarantee” shall have the meaning assigned to such term in the recitals hereto.
“Collateral” shall have the meaning assigned to such term in Section 2 hereto.
“Company” shall have the meaning assigned to such term in the preamble hereto.
“Credit Agreement” shall have the meaning assigned to such term in the recitals hereto.
“Extensions of Credit” shall have the meaning assigned to such term in the recitals hereto.
“Holdings” shall have the meaning assigned to such term in the preamble hereto.
“Lenders” shall have the meaning assigned to such term in the recitals hereto.
“Notes Collateral” shall have the meaning assigned to such term in the Intercreditor Agreement.
“Notes Collateral Agent” shall have the meaning assigned to such term in the Intercreditor Agreement.
“Notes Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement.
“Notes Priority Collateral” shall have the meaning assigned to such term in the Intercreditor Agreement.
“Other Pari Passu Lien Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement.
“Pledged Debt” shall have the meaning assigned to such term in the recitals hereto.
“Pledged Shares” shall have the meaning assigned to such term in the recitals hereto.

“Secured Debt Documents” shall mean, collectively, the Credit Documents, each Secured Cash Management Agreement entered into with a Cash Management Bank and each Secured Hedging Agreement entered into with a Hedge Bank.
“Termination Date” shall mean the date on which all Obligations are paid in full in cash (other than Cash Management Obligations under Secured Cash Management Agreements, Hedging Obligations under Secured Hedging Agreements or contingent indemnification obligations not then due and payable) and the Total Revolving Credit Commitments and all Letters of Credit are terminated (other than Letters of Credit that have been Cash Collateralized in the manner set forth in Section 3.7 of the Credit Agreement following the termination of the Total Revolving Credit Commitments).
“US Collateral Agent” shall have the meaning assigned to such term in the preamble hereto.
“US Guarantee” shall have the meaning assigned to such term in the recitals hereto.
“US Pledgors” shall have the meaning assigned to such term in the preamble hereto.
“US Subsidiary Pledgors” shall have the meaning assigned to such term in the preamble hereto.
(d) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a US Pledgor, shall refer to such US Pledgor’s Collateral or the relevant part thereof.
2. Grant of Security. As security for the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each US Pledgor hereby transfers, assigns and pledges to the US Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the US Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such US Pledgor’s right, title and interest in and to all of the following, whether now owned or anytime hereafter acquired or existing (collectively, the “Collateral”):
(a) the Pledged Shares held by such US Pledgor and the certificates, if any, representing such Pledged Shares and any interest of such US Pledgor, including all interests documented in the entries on the books of the issuer of the Pledged Shares or any financial intermediary pertaining to the Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Shares; provided that the Pledged Shares under this Agreement shall not include any Excluded Capital Stock and in no event shall the US Obligations be secured or purported to be secured by Pledged Shares of any Capital Stock of any Foreign Subsidiary or of any Domestic Subsidiary treated as a disregarded entity for US federal income tax purposes if substantially all of its assets consist of Capital Stock of one or more Foreign Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code, that is Voting Stock of such Subsidiary in excess of 65% of the outstanding Capital Stock of such class;

(b) the Pledged Debt and the instruments evidencing the Pledged Debt owed to such US Pledgor, and all payments of principal or interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt;
(c) all other property that may be delivered to and held by the US Collateral Agent pursuant to the terms of this Section 2;
(d) subject to Section 8, all rights and privileges of such US Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and
(e) to the extent not covered by clauses (a), (b), (c) and (d) above, respectively, all proceeds of any or all of the foregoing Collateral. For purposes of this Agreement, the term “proceeds” includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guarantee payable to any US Pledgor or the US Collateral Agent from time to time with respect to any of the Collateral.
TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the US Collateral Agent, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.
3. Security for the Obligations. This Agreement secures the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, all the Obligations; provided that in no event shall the US Obligations be secured or purported to be secured by Pledged Shares of any Capital Stock of any Foreign Subsidiary or of any Domestic Subsidiary treated as a disregarded entity for US federal income tax purposes if substantially all of its assets consist of Capital Stock of one or more Foreign Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code, that is Voting Stock of such Subsidiary in excess of 65% of the outstanding Capital Stock of such class. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed to the US Collateral Agent or the Secured Parties under the Secured Debt Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any US Pledgor; provided that in no event shall the US Obligations be secured or purported to be secured by Pledged Shares of any Capital Stock of any Foreign Subsidiary or of any Domestic Subsidiary treated as a disregarded entity for US federal income tax purposes if substantially all of its assets consist of Capital Stock of one or more Foreign Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code, that is Voting Stock of such Subsidiary in excess of 65% of the outstanding Capital Stock of such class.

4. Delivery of the Collateral and Filing.
(a) Each US Pledgor represents and warrants that all certificates or instruments, if any, representing or evidencing the Collateral in existence on the date hereof have been delivered to the US Collateral Agent (or its non-fiduciary agent or designee) in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank; provided that in no event shall any certificates, instruments or transfer of stock powers be required with respect to the pledge of any Capital Stock of any Foreign Subsidiary, other than a Canadian Subsidiary. All certificates or instruments, if any, representing or evidencing the Collateral acquired or created after the date hereof shall be promptly (but in any event within thirty days after acquisition or creation thereof) delivered to and held by or on behalf of the US Collateral Agent (or its non-fiduciary agent or designee) pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank. Subject to the terms of the Intercreditor Agreement, the US Collateral Agent shall have the right, at any time after the occurrence and during the continuation of an Event of Default and without notice to any US Pledgor (except as otherwise expressly provided herein), to transfer to or to register in the name of the US Collateral Agent or any of its nominees any or all of the Pledged Shares. After the occurrence and during the continuance of an Event of Default, each US Pledgor will promptly give to the US Collateral Agent copies of any notices or other communications received by it with respect to Pledged Shares registered in the name of such US Pledgor. Subject to the terms of the Intercreditor Agreement, after the occurrence and during the continuance of an Event of Default, the US Collateral Agent shall have the right to exchange the certificates representing Pledged Shares for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each delivery of Collateral (including any After-acquired Shares and After-acquired Debt) shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which shall be attached hereto as part of Schedule 2 and made a part hereof; provided that the failure to attach any such schedule hereto shall not affect the validity of such pledge of such securities. Each schedule so delivered shall supersede any prior schedules so delivered.
(b) Each US Pledgor hereby irrevocably authorizes the US Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto and continuations thereof that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment or continuation, including whether such US Pledgor is an organization, the type of organization and any organizational identification number issued to such US Pledgor. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner such as “all assets” or “all personal property, whether now owned or hereafter acquired” of such US Pledgor or words of similar effect as being of an equal or lesser scope or with greater detail. Each US Pledgor agrees to provide such information to the US Collateral Agent promptly after any such request. Each US Pledgor agrees to furnish the US Collateral Agent with written notice as required by Section 4.2 of the US Security Agreement.

5. Representations and Warranties. Each US Pledgor represents and warrants to the US Collateral Agent and each other Secured Party that:
(a) Schedule 2 hereto (i) correctly represents as of the date hereof (A) the issuer, the issuer’s jurisdiction of formation, the certificate number, if any, the US Pledgor and the record and beneficial owner, the number and class and the percentage of the issued and outstanding Capital Stock of such class of all Pledged Shares and (B) the issuer, the issuer’s jurisdiction, the initial principal amount, the US Pledgor and holder, date of issuance and maturity date of all Pledged Debt and (ii) together with the comparable schedule to each supplement hereto, includes, all Capital Stock, debt securities and promissory notes required to be pledged pursuant to Section 9.11(a) of the Credit Agreement and Section 9(b) hereof. Except as set forth on Schedule 2 and except for Excluded Capital Stock, the Pledged Shares represent all of the issued and outstanding Capital Stock of each class of Capital Stock in the issuer on the date hereof.
(b) Such US Pledgor is the legal and beneficial owner of the Collateral pledged or assigned by such US Pledgor hereunder free and clear of any Lien, except for the Liens created by this Agreement, the Credit Documents and the Note Liens.
(c) As of the date of this Agreement, the Pledged Shares pledged by such US Pledgor hereunder have been duly authorized and validly issued and, in the case of Pledged Shares issued by a corporation, are fully paid and non-assessable.
(d) Except for restrictions and limitations imposed by the Intercreditor Agreement, the Senior Secured Notes Documents or any documentation governing Other Pari Passu Lien Obligations, the Credit Documents or securities laws generally and except as described in the Perfection Certificate, the Collateral is freely transferable and assignable, and none of the Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the US Collateral Agent of rights and remedies hereunder.
(e) No consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect).
(f) The execution and delivery by such US Pledgor of this Agreement and the pledge of the Collateral pledged by such US Pledgor hereunder pursuant hereto create a valid and enforceable security interest in such Collateral (in the case of the Capital Stock of Foreign Subsidiaries, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries is governed by the NY UCC) and (i) in the case of certificates or instruments representing or evidencing the Collateral, upon the earlier of (x) delivery of such Collateral and any necessary indorsements to the extent necessary to the US Collateral Agent (or its non-fiduciary agent or designee) in accordance with this Agreement and (y) the filing of financing statements naming each US Pledgor as “debtor” and the US Collateral Agent as “secured party” and describing the Collateral in the applicable filing offices, and (ii) in the case of all other Collateral which is capable of being perfected by the filing of financing statements upon the filing of financing statements naming each US Pledgor as “debtor” and the US Collateral Agent as “secured party” and describing the Collateral in the applicable filing offices, shall create a perfected security interest in such Collateral (in the case of the Capital Stock of Foreign Subsidiaries, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries is governed by the NY UCC), securing the payment of the Obligations, in favor of the US Collateral Agent, for the benefit of the Secured Parties, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(g) The pledge effected hereby is effective to vest in the US Collateral Agent, for the benefit of the Secured Parties, the rights of the US Collateral Agent in the Collateral as set forth herein.
(h) Such US Pledgor has full power, authority and legal right to pledge all the Collateral pledged by such US Pledgor pursuant to this Agreement and this Agreement constitutes a legal, valid and binding obligation of such US Pledgor (in the case of the Capital Stock of Foreign Subsidiaries, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries is governed by the NY UCC), enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
(i) The issuers listed on Schedule 2 are the only Subsidiaries of such US Pledgor as of the Closing Date.
(j) The Pledged Debt constitutes all of the outstanding Indebtedness for money borrowed owed to such US Pledgor as of the Closing Date and required to be pledged hereunder or pursuant to Sections 6.2 and 9.11(a) of the Credit Agreement. Such Pledged Debt that constitutes intercompany Indebtedness has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by a US Intercompany Note (which note has been delivered to the US Collateral Agent (or is non-fiduciary agent or designee)) and, as of the date of this Agreement, is not in default.
6. Certification of Limited Liability Company Interests, Limited Partnership Interests and Pledged Debt.
(a) Unless otherwise consented to by the US Collateral Agent, Capital Stock required to be pledged hereunder in any Domestic Subsidiary that is organized as a limited liability company or limited partnership and pledged hereunder shall either (i) be represented by a certificate, and in the Organizational Documents of such Domestic Subsidiary the applicable US Pledgor shall cause the issuer of such interests to elect to treat such interests as a “security” within the meaning of Article 8 of the Uniform Commercial Code of its jurisdiction of organization or formation, as applicable, by including in its organizational documents language substantially similar to the following and, accordingly, such interests shall be governed by Article 8 of the Uniform Commercial Code:
“The [partnership/limited liability company] hereby irrevocably elects that all [partnership/membership] interests in the [partnership/limited liability company] shall be securities governed by Article 8 of the Uniform Commercial Code of [jurisdiction of organization or formation, as applicable]. Each certificate evidencing [partnership/membership] interests in the [partnership/limited liability company] shall bear the following legend: “This certificate evidences an interest in [name of [partnership/limited liability company]] and shall be a security for purposes of Article 8 of the Uniform Commercial Code.” No change to this provision shall be effective until all outstanding certificates have been surrendered for cancellation and any new certificates thereafter issued shall not bear the foregoing legend.”

or (ii) not have elected to be treated as a “security” within the meaning of Article 8 of the Uniform Commercial Code and shall not be represented by a certificate.
(b) Subject to the limitations set forth herein and in Section 9.11 of the Credit Agreement, each US Pledgor will cause any Indebtedness (i) for borrowed money (other than intercompany Indebtedness) having an aggregate principal amount in excess of $5,000,000 (individually) owed to it and required to be pledged and delivered pursuant to the terms hereof and the Credit Agreement to be evidenced by a duly executed promissory note, which shall be accompanied by instruments of transfer with respect thereto endorsed in blank, that is pledged and delivered to the US Collateral Agent (or its non-fiduciary agent or designee) pursuant to the terms hereof and (ii) of each US Borrower and each of their Restricted Subsidiaries that is owing to any US Pledgor to be evidenced by the US Intercompany Note, which shall be accompanied by instruments of transfer with respect thereto endorsed in blank, that is pledged and delivered to the US Collateral Agent (or its non-fiduciary agent or designee) pursuant to the terms hereof.
7. Further Assurances. Subject to any limitations set forth in the Credit Documents, each US Pledgor agrees that at any time and from time to time, at the expense of such US Pledgor, it will execute or otherwise authorize the filing of any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any Applicable Law, or which the US Collateral Agent may reasonably request, in order (x) to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including the priority thereof) or (y) to enable the US Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.
8. Voting Rights; Dividends and Distributions; Etc.
(a) So long as no Event of Default shall have occurred and be continuing:
(i) Each US Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or the other Secured Debt Documents; provided that such voting and other rights shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Shares or the rights and remedies of any of the US Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Credit Document or the ability of the Secured Parties to exercise the same.

(ii) The US Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each US Pledgor all such proxies and other instruments as such US Pledgor may reasonably request for the purpose of enabling such US Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.
(b) Subject to paragraph (c) below, each US Pledgor shall be entitled to receive and retain and use, free and clear of the Lien of this Agreement, any and all dividends, distributions, redemptions, principal and interest made or paid in respect of the Collateral to the extent not prohibited by any Secured Debt Document; provided, however, that any and all noncash dividends, interest, principal or other distributions that would constitute Pledged Shares or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Shares or received in exchange for Pledged Shares or Pledged Debt or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be, and shall be forthwith delivered to the US Collateral Agent to hold as, Collateral and shall, if received by such US Pledgor, be received in trust for the benefit of the US Collateral Agent, be segregated from the other property or funds of such US Pledgor and be forthwith delivered to the US Collateral Agent as Collateral in the same form as so received (with any necessary indorsement).
(c) Subject to the terms of the Intercreditor Agreement, upon written notice to the US Pledgors by the US Collateral Agent following the occurrence and during the continuation of an Event of Default:
(i) all rights of such US Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in the US Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights during the continuation of such Event of Default; provided that, unless otherwise directed by the Required Lenders, the US Collateral Agent shall have the right from time to time following the occurrence and during the continuation of an Event of Default to permit the US Pledgors to exercise such rights. After all Events of Default have been cured or waived or otherwise cease to be continuing and the Company has delivered to the US Collateral Agent a certificate to that effect, each US Pledgor will have the right to exercise the voting and consensual rights that such US Pledgor would otherwise be entitled to exercise pursuant to the terms of Section 8(a)(i) (and the obligations of the US Collateral Agent under Section 8(a)(ii) shall be reinstated);

(ii) all rights of such US Pledgor to receive the dividends, distributions and principal and interest payments that such US Pledgor would otherwise be authorized to receive and retain pursuant to Section 8(b) shall cease, and all such rights shall thereupon become vested in the US Collateral Agent, which shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and principal and interest payments during the continuation of such Event of Default. After all Events of Default have been cured or waived or otherwise cease to be continuing and the Company has delivered to the US Collateral Agent a certificate to that effect, the US Collateral Agent shall repay to each US Pledgor (without interest) and each US Pledgor shall be entitled to receive, retain and use all dividends, distributions and principal and interest payments that such US Pledgor would otherwise be permitted to receive, retain and use pursuant to the terms of Section 8(b);
(iii) all dividends, distributions and principal and interest payments that are received by such US Pledgor contrary to the provisions of Section 8(b) shall be received in trust for the benefit of the US Collateral Agent, shall be segregated from other property or funds of such US Pledgor and shall forthwith be delivered to the US Collateral Agent as Collateral in the same form as so received (with any necessary indorsements); and
(iv) in order to permit the US Collateral Agent to receive all dividends, distributions and principal and interest payments to which it may be entitled under Section 8(b) above, to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 8(c)(i), and to receive all dividends, distributions and principal and interest payments that it may be entitled to under Sections 8(c)(ii) and (c)(iii), such US Pledgor shall from time to time execute and deliver to the US Collateral Agent, appropriate proxies, dividend payment orders and other instruments as the US Collateral Agent may reasonably request.
(d) Any notice given by the US Collateral Agent to the US Pledgors suspending their rights under paragraph (c) of this Section 8 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the US Pledgors at the same or different times and (iii) may suspend the rights of the US Pledgors under paragraph (a)(i) or paragraph (b) of this Section 8 in part without suspending all such rights (as specified by the US Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the US Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.
9. Transfers and Other Liens; Additional Collateral; Etc. Each US Pledgor shall:
(a) not (i) except as expressly permitted by the Credit Agreement (including pursuant to waivers and consents thereunder), sell or otherwise Dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or suffer to exist any consensual Lien upon or with respect to any of the Collateral, except for the Lien created by this Agreement and the other Security Documents and the Note Liens; provided that in the event such US Pledgor sells or otherwise disposes of assets as permitted by the Credit Agreement (including pursuant to waivers and consents thereunder) and such assets are or include any of the Collateral, the US Collateral Agent shall release such Collateral to such US Pledgor free and clear of the Lien created by this Agreement concurrently with the consummation of such sale in accordance with Section 13.17 of the Credit Agreement and with Section 14 hereof;

(b) pledge and, if applicable, cause each Domestic Subsidiary required to become a party hereto to pledge, to the US Collateral Agent for the benefit of the Secured Parties, immediately upon acquisition thereof, all After-acquired Shares and After-acquired Debt required to be pledged pursuant to Section 9.11(a) of the Credit Agreement, in each case pursuant to a supplement to this Agreement substantially in the form of Annex A hereto or such other form reasonably satisfactory to the US Collateral Agent (it being understood that the execution and delivery of such a supplement shall not require the consent of any US Pledgor hereunder and that the rights and obligations of each US Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new US Subsidiary Pledgor as a party to this Agreement); and
(c) defend its and the US Collateral Agent’s title or interest in and to all the Collateral (and in the Proceeds thereof) against any and all Liens (other than the Lien created by this Agreement and the Note Liens), however arising, and any and all Persons whomsoever and, subject to Section 13.17 of the Credit Agreement and Section 14 hereof, to maintain and preserve the Lien and security interest created by this Agreement until the Termination Date.
10. US Collateral Agent Appointed Attorney-in-Fact. Each US Pledgor hereby appoints, which appointment is irrevocable and coupled with an interest, the US Collateral Agent as such US Pledgor’s attorney-in-fact, with full authority in the place and stead of such US Pledgor and in the name of such US Pledgor or otherwise, to take any action and to execute any instrument, in each case after the occurrence and during the continuation of an Event of Default, that the US Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including to receive, indorse and collect all instruments made payable to such US Pledgor representing any dividend, distribution or principal or interest payment in respect of the Collateral or any part thereof and to give full discharge for the same.
11. The US Collateral Agent’s Duties. The powers conferred on the US Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the US Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not the US Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The US Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the US Collateral Agent accords its own property.

12. Remedies. Subject to the terms of the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing and:
(a) The US Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the NY UCC (whether or not the NY UCC applies to the affected Collateral) and also may without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange broker’s board or at any of the US Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as the US Collateral Agent may deem commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The US Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the US Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any US Pledgor, and each US Pledgor hereby waives (to the extent permitted by Applicable Law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The US Collateral Agent or any other Secured Party shall have the right upon any such public sale, and, to the extent permitted by Applicable Law, upon any such private sale, to purchase all or any part of the Collateral so sold, and the US Collateral Agent or such other Secured Party may, subject to (x) the satisfaction in full of all payments due pursuant to Section 12(b)(i) and (y) the satisfaction of the Obligations in accordance with the priorities set forth in Section 12(b), pay the purchase price by crediting the amount thereof against the Obligations; provided that in no event shall there be applied towards the satisfaction of the US Obligations proceeds of any such sale of the Capital Stock of any Foreign Subsidiary, or of any Domestic Subsidiary treated as a disregarded entity for US federal income tax purposes if substantially all of its assets consist of Capital Stock of one or more Foreign Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code (in either case securing or purporting to secure the US Obligations), derived from Voting Stock of such Subsidiary in excess of 65% of the outstanding Capital Stock of such class. Each US Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such US Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The US Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The US Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by Applicable Law, each US Pledgor hereby waives any claim against the US Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the US Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. As an alternative to exercising the power of sale herein conferred upon it, the US Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 12 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

(b) Subject to the terms of the Intercreditor Agreement, the US Collateral Agent shall apply the proceeds of any collection or sale of the Collateral at any time after receipt in accordance with the priority set forth in Section 5.4 of the US Security Agreement; provided that in no event shall there be applied towards the satisfaction of the US Obligations proceeds of any such collection or sale of the Capital Stock of any Foreign Subsidiary, or of any Domestic Subsidiary treated as a disregarded entity for US federal income tax purposes if substantially all of its assets consist of Capital Stock of one or more Foreign Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code (in either case securing or purporting to secure the US Obligations), derived from Voting Stock of such Subsidiary in excess of 65% of the outstanding Capital Stock of such class.
Upon any sale of the Collateral by the US Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the US Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the US Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
(c) The US Collateral Agent may exercise any and all rights and remedies of each US Pledgor in respect of the Collateral.
(d) All payments received by any US Pledgor after the occurrence and during the continuation of an Event of Default in respect of the Collateral shall be received in trust for the benefit of the US Collateral Agent, shall be segregated from other property or funds of such US Pledgor and shall, subject to the terms of the Intercreditor Agreement, be forthwith delivered to the US Collateral Agent (or its non-fiduciary agent or designee) as Collateral in the same form as so received (with any necessary indorsement).
(e) If the US Collateral Agent shall determine to exercise its right to sell all or any of the Pledged Shares pursuant to this Section 12, each US Pledgor recognizes that the US Collateral Agent may be unable to effect a public sale of any or all of the Pledged Shares, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each US Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The US Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

(f) If the US Collateral Agent determines to exercise its right to sell any or all of the Collateral, upon written request, each US Pledgor shall, from time to time, furnish to the US Collateral Agent all such information as the US Collateral Agent may reasonably request in order to determine the number of shares and other instruments included in the Collateral which may be sold by the US Collateral Agent as exempt transactions under the Securities Act and rules of the SEC, as the same are from time to time in effect.
13. Amendments, etc. with Respect to the Obligations; Waiver of Rights. Except for the termination of a US Pledgor’s Obligations hereunder as expressly provided in Section 14, each US Pledgor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any US Pledgor and without notice to or further assent by any US Pledgor, (a) any demand for payment of any of the Obligations made by the US Collateral Agent or any other Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the US Collateral Agent or any other Secured Party, (c) the Secured Debt Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the terms of the applicable Secured Debt Document, and (d) any collateral security, guarantee or right of offset at any time held by the US Collateral Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the US Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against any US Pledgor, the US Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on the US Borrowers (to the extent such demand is in respect of any Obligations owing by the US Borrowers) or any other US Pledgor, and any failure by the US Collateral Agent or any other Secured Party to make any such demand or to collect any payments from the US Borrowers or any other US Pledgor or any release of the US Borrowers or any other US Pledgor shall not relieve any US Pledgor in respect of which a demand or collection is not made or any US Pledgor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the US Collateral Agent or any other Secured Party against any US Pledgor. For the purposes hereof “demand” shall include the commencement and continuation of any legal proceedings.

14. Continuing Security Interest; Assignments Under the Secured Debt Documents; Release.
(a) This Agreement and the security interest granted hereunder shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each US Pledgor and the successors and assigns thereof, and shall inure to the benefit of the US Collateral Agent and the other Secured Parties and their respective successors, indorsees, transferees and assigns, until the Termination Date, notwithstanding the from time to time prior to the Termination Date the US Pledgors may be free from any Obligations.
(b) A US Subsidiary Pledgor shall automatically be released from its obligations hereunder and the pledge of such US Subsidiary Pledgor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such US Subsidiary Pledgor ceases to be a Restricted Subsidiary of the Company or otherwise becomes an Excluded Subsidiary; provided that the Required Lenders shall have consented to such transaction (to the extent such consent is required by the Credit Agreement) and the terms of such consent did not provide otherwise.
(c) The obligations created hereby of any US Pledgor with respect to Collateral shall be automatically released and such Collateral sold free and clear of the Lien and security interests created hereby (i) upon any Disposition by such US Pledgor of any Collateral that is (i) permitted under the Credit Agreement (other than to the Company or any US Subsidiary Pledgor), (ii) upon the effectiveness of any written consent to the release of the security interests granted hereby in any Collateral pursuant to Section 13.1 of the Credit Agreement or (iii) as required by the Intercreditor Agreement.
(d) In connection with any termination or release pursuant to paragraph (a), (b), or (c), the US Collateral Agent shall execute and deliver to any US Pledgor or authorize the filing of, at such US Pledgor’s expense, all documents that such US Pledgor shall reasonably request to evidence such termination or release provided, however, that with respect to the release of any item of Collateral pursuant to Section 14(c)(i) in connection with any request of evidence of termination or release made of the US Collateral Agent, the US Collateral Agent may request that the US Pledgor deliver a certificate of an Authorized Officer to the effect that the sale or transfer transaction is in compliance with the Credit Documents. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the US Collateral Agent.
15. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the US Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the US Borrowers or any other US Pledgor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the US Borrowers or any other US Pledgor or any substantial part of its property, or otherwise, all as though such payments had not been made.
16. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to any US Subsidiary Pledgor shall be given to it in care of the Company at the Company’s address set forth in Section 13.2 of the Credit Agreement.

17. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the US Collateral Agent and the Company.
18. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
19. Integration. This Agreement represents the agreement of each of the US Pledgors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the US Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Debt Documents.
20. Amendments in Writing; No Waiver; Cumulative Remedies.
(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected US Pledgor(s) and the US Collateral Agent in accordance with Section 13.1 of the Credit Agreement.
(b) Neither the US Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 20(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the US Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the US Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the US Collateral Agent or such other Secured Party would otherwise have on any future occasion.
(c) The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
21. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

22. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no US Pledgor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the US Collateral Agent, except pursuant to a transaction expressly permitted by the Credit Agreement.
23. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
24. Submission to Jurisdiction; Waivers. Each of the US Pledgors hereby irrevocably and unconditionally:
(a) submits for itself and its property in any legal action or proceeding relating to this Agreement, and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
(b) consents that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such US Pledgor at its address referred to in Section 16 or at such other address of which the US Collateral Agent shall have been notified pursuant thereto;
(d) agrees that nothing herein shall affect the right of the US Collateral Agent or any other Secured Party to effect service of process in any other manner permitted by Applicable Law or shall limit the right of the US Collateral Agent or any other Secured Party to sue in any other jurisdiction; and
(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 24 any special, exemplary, punitive or consequential damages.
25. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
26. Intercreditor Agreement Governs. Notwithstanding anything herein to the contrary, the Liens and security interests granted to the US Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the US Collateral Agent and the other Secured Parties hereunder, in each case, with respect to the Notes Priority Collateral and the Note Liens are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement with respect to the Notes Priority Collateral and the Note Liens, the provisions of the Intercreditor Agreement shall control.

27. Obligations of US Pledgors. Notwithstanding anything herein to the contrary, prior to the Discharge of Notes Obligations (as defined in the Intercreditor Agreement), so long as the Notes Collateral Agent pursuant to the Senior Secured Notes Documents is acting as bailee and non-fiduciary agent for perfection on behalf of the US Collateral Agent pursuant to the terms of the Intercreditor Agreement, any obligation of any US Pledgor in this Agreement that requires (or any representation or warranty hereunder to the extent that it would have the effect of requiring) (a)(i) delivery of Collateral to, or the possession or control of Collateral with, the US Collateral Agent shall be deemed complied with and satisfied (or, in the case of any representation or warranty hereunder, shall be deemed to be true) if such delivery of Collateral is made to, or such possession or control of Collateral is with, the Notes Collateral Agent pursuant to the Senior Secured Notes Documents or (ii) other than with respect to any releases of Liens on any Collateral, the consent of the US Collateral Agent regarding Notes Priority Collateral shall not be unreasonably withheld or delayed to the extent the Notes Collateral Agent has given such consent and (b) subject to Section 8(a)(i), the provision of voting rights in connection with Notes Priority Collateral to the US Collateral Agent shall be deemed to be satisfied if such US Pledgor complies with the requirements of the Senior Secured Notes Documents.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

CAREY INTERMEDIATE HOLDINGS CORP., as a US Pledgor
By:	/s/ Vicki Hardman
	Name:	VICKI HARDMAN
	Title:	VICE PRESIDENT
[US Pledge Agreement]

ASSOCIATED MATERIALS, LLC, as a US Pledgor,
By:	/s/ Vicki L. Hardman
	Name:	VICKI L. HARDMAN
	Title:	VICE PRESIDENT
[US Pledge Agreement]

GENTEK HOLDINGS, LLC, as a US Pledgor,
By:	/s/ Vicki Hardman
	Name:	VICKI HARDMAN
	Title:	VICE PRESIDENT
[US Pledge Agreement]

GENTEK BUILDING PRODUCTS, INC., as a US Pledgor,
By:	/s/ Vicki Hardman
	Name:	VICKI HARDMAN
	Title:	VICE PRESIDENT
[US Pledge Agreement]

CAREY NEW FINANCE, INC., as a US Pledgor,
By:	/s/ Vicki L. Hardman
	Name:	VICKI L. HARDMAN
	Title:	VICE PRESIDENT
[US Pledge Agreement]

UBS AG, STAMFORD BRANCH, as US Collateral Agent
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services. US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services. US
[US Pledge Agreement]

SCHEDULE 1
TO THE US
PLEDGE AGREEMENT
US SUBSIDIARY PLEDGORS
GENTEK HOLDINGS, LLC
GENTEK BUILDING PRODUCTS, INC.
CAREY NEW FINANCE, INC.

SCHEDULE 2
TO THE US
PLEDGE AGREEMENT
PLEDGED SHARES AND PLEDGED DEBT
Pledged Shares1

						Percentage of
						Issued and
		Issuer’s jurisdiction of	Class of Equity	Certificate	Number of	Outstanding
Pledgor	Issuer	formation	Interest	No(s)	Units	Units
Carey Intermediate Holdings Corp.	Associated Materials LLC	Delaware, United States	Limited Liability Company Interest	N/A	1000	100%
Associated Materials LLC	Gentek Holdings, LLC	Delaware, United States	Limited Liability Company Interest	N/A		100%
Associated Materials LLC	Carey New Finance, Inc.	Delaware, United States	Common stock	N/A	1000	100%
Gentek Holdings, LLC	Gentek Building Products, Inc.	Delaware, United States	Common stock	3	100	100%
Gentek Building Products, Inc.	Associated Materials Canada Limited	Ontario, Canada	Common shares	C-009	65	65%
Gentek Building Products, Inc.	Gentek Canada Holdings Limited	Ontario, Canada	Common shares	C-1	650	65%
Pledged Debt
Any and all intercompany Indebtedness hereinafter issued to any Pledgor under the US Intercompany Note.

[1]	The Pledge Shares included in this Schedule 2 represent share certificates and unit certificates outstanding as of the date hereof. However, immediately after the Closing (as defined in the Revolving Credit Agreement) these outstanding share certificates and unit certificates will cancelled and subsequently reissued within the time period required by Schedule 9.17 to the Revolving Credit Agreement.

ANNEX A
TO THE US
PLEDGE AGREEMENT
SUPPLEMENT NO. [_____], dated as of [_____] (this “Supplement”), to the US Pledge Agreement dated as of October 13, 2010 (the “US Pledge Agreement”), among CAREY INTERMEDIATE HOLDINGS CORP., a Delaware corporation (“Holdings”), ASSOCIATED MATERIALS, LLC, a Delaware limited liability company (the “Company”), and each of the subsidiaries of the Company listed on Schedule 1 thereto (each such subsidiary, individually, a “US Subsidiary Pledgor” and, collectively, the “US Subsidiary Pledgors”; and, together with Holdings and the Company, collectively, the “US Pledgors”), and UBS AG, STAMFORD BRANCH, as US collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “US Collateral Agent”).
A. Reference is made to (a) Revolving Credit Agreement, dated as of October 13, 2010 (the “Credit Agreement”), among Holdings, Borrowers, the banks, financial institutions and other institutional lenders and investors from time to time parties hereto (each individually a “Lender” and, collectively, the “Lenders”), UBS AG, STAMFORD BRANCH, as US Administrative Agent, US Collateral Agent, and a Letter of Credit Issuer, UBS AG, CANADA BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent, WELLS FARGO CAPITAL FINANCE, LLC, as Co-Collateral Agent and a Letter of Credit Issuer, DEUTSCHE BANK AG NEW YORK BRANCH, as a Letter of Credit Issuer, DEUTSCHE BANK AG CANADA BRANCH, as a Letter of Credit Issuer and UBS LOAN FINANCE LLC, as Swingline Lender and (b) the US Guarantee, dated as of October 13, 2010 (the “US Guarantee”), among the guarantors party thereto and the US Collateral Agent.
B. Capitalized terms used herein and not otherwise defined herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the US Pledge Agreement. The rules of construction and the interpretive provisions specified in Section 1(b) of the US Pledge Agreement shall apply to this Supplement, including terms defined in the preamble and recitals hereto.
C. The US Pledgors have entered into the US Pledge Agreement in order to induce the Agents and the Lenders and the Letter of Credit Issuers to enter into the Credit Agreement and to (a) induce the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrowers under the Credit Agreement, (b) induce one or more Cash Management Banks to provide Cash Management Services pursuant to Secured Cash Management Agreements to any Credit Party or a Restricted Subsidiary and (c) to induce one or more Hedge Banks to enter into Secured Hedging Agreements with each Credit Party or a Restricted Subsidiary.
D. The undersigned [US Pledgor] [Domestic Subsidiary] (each, an “Additional US Pledgor”) is (a) the legal and beneficial owner of the Capital Stock described under Schedule 1 hereto and issued by the entities named therein (such pledged Capital Stock, together with all other Capital Stock required to be pledged under the Pledge Agreement (the “After-acquired Additional Pledged Shares”), referred to collectively herein as the “Additional Pledged Shares”) and (b) the legal and beneficial owner of the promissory notes and instruments evidencing Indebtedness owed to it (the “Additional Pledged Debt”) described under Schedule 1 hereto.

E. Section 9.11(a) of the Credit Agreement and Section 9(b) of the US Pledge Agreement provides that additional Subsidiaries of the Company may become US Subsidiary Pledgors under the US Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Additional US Pledgor is executing this Supplement in accordance with the requirements of Section 9(b) of the US Pledge Agreement to pledge to the US Collateral Agent, for the benefit of the Secured Parties, the Additional Pledged Shares and the Additional Pledged Debt [and to become a US Subsidiary Pledgor under the US Pledge Agreement] in order to induce the Lenders and the Letter of Credit Issuers to make additional extensions of credit to the Borrowers under the Credit Agreement, to induce one or more Cash Management Banks to provide Cash Management Services pursuant to Secured Cash Management Agreements to any Credit Party and to induce one or more Hedge Banks to enter into Secured Hedging Agreements with any Credit Party and as consideration for extensions of credit previously made, Cash Management Services previously provided, and Secured Hedging Agreements previously entered into.
Accordingly, the US Collateral Agent and each undersigned Additional US Pledgor agree as follows:
SECTION 1. In accordance with Section 9(b) of the US Pledge Agreement, each Additional US Pledgor by its signature below hereby transfers, assigns and pledges to the US Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the US Collateral Agent, for the benefit of the Secured Parties, a security interest in and to all of such Additional US Pledgor’s right, title and interest in the following, whether now owned or anytime hereafter acquired or existing (collectively, the “Additional Collateral”):
(a) the Additional Pledged Shares held by such Additional US Pledgor and the certificates, if any, representing such Additional Pledged Shares and any interest of such Additional US Pledgor, including all interests documented in the entries on the books of the issuer of the Additional Pledged Shares or any financial intermediary pertaining to the Additional Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Pledged Shares; provided that the Additional Pledged Shares under this Supplement shall not include any Excluded Capital Stock and in no event shall the US Obligations be secured or purported to be secured by Pledged Shares of any Capital Stock, of any Foreign Subsidiary or of any Domestic Subsidiary treated as a disregarded entity for US federal income tax purposes if substantially all of its assets consist of Capital Stock of one or more Foreign Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code, that is Voting Stock of such Subsidiary in excess of 65% of the outstanding Capital Stock of such class;
(b) the Additional Pledged Debt and the instruments evidencing the Additional Pledged Debt owed to such Additional US Pledgor, and all payments of principal or interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Debt;

(c) all other property that may be delivered to and held by the US Collateral Agent pursuant to the terms of this Section 1;
(d) subject to Section 8 of the US Pledge Agreement, all rights and privileges of such US Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and
(e) to the extent not covered by clauses (a), (b), (c) and (d) above, respectively, all proceeds of any or all of the foregoing Additional Collateral. For purposes of this Supplement, the term “proceeds” includes whatever is receivable or received when Additional Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guarantee payable to any Additional US Pledgor or the US Collateral Agent from time to time with respect to any of the Additional Collateral.
TO HAVE AND TO HOLD the Additional Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the US Collateral Agent, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.
For purposes of the US Pledge Agreement, (x) the Collateral shall be deemed to include the Additional Collateral and (y) the After-acquired Pledged Shares shall be deemed to include the Additional After-acquired Pledged Shares.
[SECTION 2. Each Additional US Pledgor by its signature below becomes a US Pledgor under the US Pledge Agreement with the same force and effect as if originally named therein as a US Pledgor and each Additional US Pledgor hereby agrees to all the terms and provisions of the US Pledge Agreement applicable to it as a US Pledgor thereunder. Each reference to a “US Subsidiary Pledgor” or a “US Pledgor” in the US Pledge Agreement shall be deemed to include each Additional US Pledgor. The US Pledge Agreement is hereby incorporated herein by reference.] 2
SECTION [2][3]. Each Additional US Pledgor represents and warrants as follows:
(a) Schedule 1 hereto (i) correctly represents as of the date hereof (A) the issuer, the certificate number, if any, the Additional US Pledgor and the record and beneficial owner, the number and class and the percentage of the issued and outstanding Capital Stock of such class of all Additional Pledged Shares and (B) the issuer, the initial principal amount, the Additional US Pledgor and holder, date of issuance and maturity date of all Additional Pledged Debt and (ii) together with Schedule 2 to the US Pledge Agreement and the comparable schedules to each other Supplement to the US Pledge Agreement, includes all Capital Stock, debt securities and promissory notes required to be pledged pursuant to Section 9.11(a) of the Credit Agreement and Section 9(b) of the US Pledge Agreement. Except as set forth on Schedule 1 and except for Excluded Capital Stock, the Additional Pledged Shares represent all of the issued and outstanding Capital Stock of each class of Capital Stock in the issuer on the date hereof.

[2]	Include only for Additional Pledgors that are not already signatories to the US Pledge Agreement.

(b) Such Additional US Pledgor is the legal and beneficial owner of the Additional Collateral pledged or assigned by such Additional US Pledgor hereunder free and clear of any Lien, except for the Liens created by this Supplement to the US Pledge Agreement and Liens created by the US Pledge Agreement.
(c) As of the date of this Supplement, the Additional Pledged Shares pledged by such Additional US Pledgor hereunder have been duly authorized and validly issued and, in the case of Additional Pledged Shares issued by a corporation, are fully paid and non-assessable.
(d) Except for restrictions and limitations imposed by the Intercreditor Agreement, Senior Secured Notes Documents or any documentation governing Other Pari Passu Lien Obligations, the Credit Documents or securities laws generally, and except as disclosed on Schedule 1, the Additional Collateral is freely transferable and assignable, and none of the Additional Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Additional Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the US Collateral Agent of rights and remedies hereunder.
(e) No consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect).
(f) The execution and delivery by such Additional US Pledgor of this Supplement and the pledge of the Additional Collateral pledged by such Additional US Pledgor hereunder pursuant hereto create a valid and enforceable security interest in such Collateral (in the case of the Capital Stock of Foreign Subsidiaries, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries is governed by the NY UCC) and (i) in the case of certificates or instruments representing or evidencing the Additional Collateral, upon the earlier of (x) delivery of such Additional Collateral and any necessary indorsements to the extent necessary to the US Collateral Agent (or its non-fiduciary agent or designee) in accordance with this Supplement and the US Pledge Agreement and (y) the filing of financing statements naming each Additional US Pledgor as “debtor” and the US Collateral Agent as “secured party” and describing the Additional Collateral in the applicable filing offices, and (ii) in the case of all other Additional Collateral which is capable of being perfected by the filing of financing statements, upon the filing of financing statements naming each Additional US Pledgor as “debtor” and the US Collateral Agent as “secured party” and describing the Additional Collateral in the applicable filing offices, shall create a perfected security interest in such Additional Collateral (in the case of the Capital Stock of Foreign Subsidiaries, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries is governed by the NY UCC), securing the payment of the Obligations, in favor of the US Collateral Agent, for the benefit of the Secured Parties, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(g) The pledge effected hereby is effective to vest in the US Collateral Agent, for the benefit of the Secured Parties, the rights of the US Collateral Agent in the Additional Collateral as set forth herein.
(h) Such Additional US Pledgor has full power, authority and legal right to pledge all the Additional Collateral pledged by such Additional US Pledgor pursuant to this Supplement and this Supplement constitutes a legal, valid and binding obligation of each Additional US Pledgor (in the case of the Capital Stock of Foreign Subsidiaries, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries is governed by the NY UCC), enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors rights generally and general principles of equity (whether considered in a proceeding in equity or law).
SECTION [3][4]. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the US Collateral Agent and the Company. This Supplement shall become effective as to each Additional US Pledgor when the US Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such Additional US Pledgor and the US Collateral Agent.
SECTION [4][5]. Except as expressly supplemented hereby, the US Pledge Agreement shall remain in full force and effect.
SECTION [5][6]. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION [6][7]. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the US Pledge Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION [7][8]. All notices, requests and demands pursuant hereto shall be made in accordance with Section 16 of the US Pledge Agreement. All communications and notices hereunder to each Additional US Pledgor shall be given to it in care of the Company at the Company’s address set forth in Section 13.2 of the Credit Agreement.
SECTION [8][9]. Subject to Section 13.5 of the Credit Agreement, each Additional US Pledgor agrees to reimburse the US Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the US Collateral Agent.

IN WITNESS WHEREOF, each Additional Pledgor and the US Collateral Agent have duly executed this Supplement to the US Pledge Agreement as of the day and year first above written.

[NAME OF ADDITIONAL US PLEDGOR(S)],
By:
Name:
Title:

UBS AG, STAMFORD BRANCH, as US Collateral Agent,
By:
Name:
Title:

SCHEDULE 1
TO SUPPLEMENT NO. [__]
TO THE US
PLEDGE AGREEMENT
PLEDGED SHARES AND PLEDGED DEBT
Pledged Shares

		Issuer’s				Percentage of
		jurisdiction				Issued and
		of	Class of Equity	Certificate	Number of	Outstanding
Pledgor	Issuer	formation	Interest	No(s), if any	Units	Units

Pledged Debt

		Issuer’s	Initial
		jurisdiction of	Principal
Pledgor	Issuer	formation	Amount	Date of Issuance	Maturity Date